Form 10-Q
Exhibit 10.01

SILICON IMAGE, INC.
2008 EQUITY INCENTIVE PLAN

Adopted:  April 3, 2008

Amended:  March 30, 2010  and March 27, 2012

1. PURPOSE.  The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards.  Capitalized terms not defined elsewhere in the text are defined in Section 27.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available.   Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is 21,130,623.  Any Award other than an Option or a SAR shall reduce the number of Shares available for issuance under the Plan by 1.50 Shares.  The Company may issue Shares that are authorized but unissued shares pursuant to the Awards granted under the Plan. The Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards granted under the Plan.

2.2 Lapsed, Returned Awards.  Shares subject to Awards, and Shares issued upon exercise of Awards, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares:  (i) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; provided, however, that (x) Shares tendered by a Participant as full or partial payment to the Company upon exercise of an Option, or as full or partial payment of withholding taxes payable upon such exercise, shall not be available for future grant, (y) SARs to be settled in Shares of the Company’s Common Stock shall be counted against the Shares available for issuance as one (1) Share for every Share subject to the SAR, regardless of the number of Shares issued upon settlement of the SAR, and (z) Shares repurchased in the open market with the proceeds of the payment to the Company upon exercise of an Option shall not be available for future grant; (ii) are subject to Awards granted under this Plan that are forfeited, cancelled or expire; or (iii) are surrendered pursuant to an Exchange Program.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

2.3 Minimum Share Reserve.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

2.4 Limitations.  No more than 40,000,000 Shares shall be issued pursuant to the exercise of ISOs.

2.5 Adjustment of Shares.  If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.4, and (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3. ELIGIBILITY.  ISOs may be granted only to Employees.  All other Awards may be granted to Employees, Consultants, Directors and Outside Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Outside Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.  No Participant will be eligible to receive more than 500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees of the Company or of a Parent or Subsidiary of the Company (including new Employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) are eligible to receive up to a maximum of 750,000 Shares in the calendar year in which they commence their employment.

4. ADMINISTRATION.

4.1 Committee Composition; Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee.  Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan.  The Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine the Fair Market Value in good faith, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(h) grant waivers of Plan or Award conditions;

(i) determine the vesting, exercisability and payment of Awards;

(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k) determine whether an Award has been earned;

(l) determine the terms and conditions of any, and to institute any Exchange Program;

(m) reduce or waive any criteria with respect to Performance Factors;

(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code; and

(o) make all other determinations necessary or advisable for the administration of this Plan.

4.2 Committee Interpretation and Discretion.  Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan.  Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.  The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3 Section 162(m) of the Code and Section 16 of the Exchange Act.  When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Insiders must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

5. OPTIONS.  The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Option Grant.  Each Option granted under this Plan will identify the Option as an ISO or an NQSO.  An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement.  If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any.  Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2 Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date.  The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period.  Options may be exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of seven (7) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4 Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 11.  The Exercise Price of a NQSO may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

5.5 Method of Exercise.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.  An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6 Termination.  The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a) If the Participant is Terminated for any reason except for the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(b) If the Participant is Terminated because of the Participant’s death (or the Participant dies within three (3) months after a Termination), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(c) If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

5.7 Limitations on Exercise.  The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs.  With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10 No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

5.11 Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

6. RESTRICTED STOCK AWARDS.

6.1 Awards of Restricted Stock.  A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”).  The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2 Restricted Stock Purchase Agreement.  All purchases under a Restricted Stock Award will be evidenced by an Award Agreement.  Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant.  If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3 Purchase Price.  The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted.  Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement.

6.4 Terms of Restricted Stock Awards.  Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law.  These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement.  Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5 Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7. STOCK BONUS AWARDS.

7.1 Awards of Stock Bonuses.  A Stock Bonus Award is an award to an eligible person of Shares (which may consist of Restricted Stock or Restricted Stock Units) for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary.  All Stock Bonus Awards shall be made pursuant to an Award Agreement.  No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2 Terms of Stock Bonus Awards.  The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement.  Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant.  Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3 Form of Payment to Participant.  Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4 Termination of Participation.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8. STOCK APPRECIATION RIGHTS.

8.1 Awards of SARs.  A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement).  All SARs shall be made pursuant to an Award Agreement.

8.2 Terms of SARs.  The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR.  The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value.  A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement.  If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any.  Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3 Exercise Period and Expiration Date.  A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR.  The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of seven (7) years from the date the SAR is granted.  The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).  Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4 Form of Settlement.  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.5 Termination of Participation.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9. RESTRICTED STOCK UNITS.

9.1 Awards of Restricted Stock Units.  A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock).  All RSUs shall be made pursuant to an Award Agreement.

9.2 Terms of RSUs.  The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; and (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each RSU.  An RSU may be awarded upon satisfaction of such Performance Factors (if any) during any Performance Period as are set out in advance in the Participant’s Award Agreement.  If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU.  Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3 Form and Timing of Settlement.  Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both.

9.4 Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10. PERFORMANCE SHARES.

10.1 Awards of Performance Shares.  A Performance Share Award is an award to a Participant denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock).  Grants of Performance Shares shall be made pursuant to an Award Agreement.

10.2 Terms of Performance Shares.  The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Shares including, without limitation: (a) the number of Shares deemed subject to such Award; (b) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each award of Performance Shares.  In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares.  Prior to settlement the Committee shall determine the extent to which Performance Shares have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares that are subject to different Performance Periods and different performance goals and other criteria.

10.3 Value, Earning and Timing of Performance Shares.  Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.  After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

10.4 Termination of Participant.  Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11. PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

(d) by consideration received by the Company pursuant to a broker-assisted and/or same day sale (or other) cashless exercise program implemented by the Company in connection with the Plan;

(e) by any combination of the foregoing; or

(f) by any other method of payment as is permitted by applicable law.

12. GRANTS TO OUTSIDE DIRECTORS.

12.1 Types of Awards.  Outside Directors are eligible to receive any type of Award offered under this Plan except ISOs.  Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Committee, or made from time to time as determined in the discretion of the Board.

12.2 Eligibility.  Awards pursuant to this Section 12 shall be granted only to Outside Directors.  An Outside Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3 Vesting, Exercisability and Settlement.  Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Committee.  With respect to the grant of Options and SARs to Outside Directors, neither will be exercisable after the expiration of seven (7) years from the date of grant and the exercise price granted shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

13. WITHHOLDING TAXES.

13.1 Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements prior to the delivery of Shares pursuant to exercise or settlement of any Award.  Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements.

13.2 Stock Withholding.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require or permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14. TRANSFERABILITY.  Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, for consideration or otherwise, other than by will or by the laws of descent or distribution.  If the Committee makes an Award transferable, such Award will contain such additional terms and conditions as the Committee deems appropriate.  All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees.

15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1 Voting and Dividends.  No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.

15.2 Restrictions on Shares.  At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16. CERTIFICATES.  All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

17. ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.  Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral.  In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve.  The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS.  Except in connection with a (i) Corporate Transaction or (ii) a stock dividend, recapitalization, stock split, reverse stock split, subdivision,  combination, reclassification or similar change in the capital structure of the Company without consideration, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash or other Awards (including Options or SARs) with an exercise price that is less than the exercise price of the original Option or SAR without prior stockholder approval.

19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20. NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21. CORPORATE TRANSACTIONS.

21.1 Assumption or Replacement of Awards by Successor.  In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants.  In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards).  The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.  In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine; the Board (or, the Committee, if so designated by the Board) may, in its sole discretion, accelerate the vesting of such Awards in connection with a Corporate Transaction.  In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period.  Awards need not be treated similarly in a Corporate Transaction.

21.2 Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code).

21.3 Outside Directors’ Awards.  Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Outside Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22. ADOPTION AND STOCKHOLDER APPROVAL.  This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23. TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board.  This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

24. AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25. NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. INSIDER TRADING POLICY.  Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27. DEFINITIONS.  As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Board” means the Board of Directors of the Company.

 “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Company” means Silicon Image, Inc., or any successor corporation.

“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided, however, that except with respect to Awards granted as ISOs, the Committee in its discretion may determine whether a total and permanent disability exists in accordance with non-discriminatory and uniform standards adopted by the Committee from time to time, whether temporary or permanent, partial or total, as determined by the Committee.

“Effective Date” means the date this Plan is approved by the Company’s stockholders, the date of which shall be within twelve (12) months before or after the date this Plan is adopted by the Board.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(b) if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable; or

(c)           if none of the foregoing is applicable, by the Board or the Committee in good faith.

“GAAP” means generally accepted accounting principles.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5 or Section 12 of the Plan.

“Outside Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who holds an Award under this Plan.

 “Performance Factors” means the factors selected by the Committee, which may include, but are not limited to the, the following measures (whether or not in comparison to other peer companies) to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

•	Net revenue and/or net revenue growth;

•	Earnings per share and/or earnings per share growth;

•	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

•	Operating income and/or operating income growth;

•	Net income and/or net income growth;

•	Total stockholder return and/or total stockholder return growth;

•	Return on equity;

•	Operating cash flow return on income;

•	Adjusted operating cash flow return on income;

•	Economic value added;

•	Individual business objectives;

•	Company specific operational metrics; and

•	Any of the foregoing may be based on GAAP or NonGAAP standards.

“Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.

“Performance Share” means an Award granted pursuant to Section 10 or Section 12 of the Plan.

“Plan” means this Silicon Image, Inc. 2008 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 8 and Section 12 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company.  An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

SILICON IMAGE, INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant set forth in the Notice of Grant of Stock Options (the “Notice”) by and between Silicon Image, Inc., a Delaware corporation (the "Company"), and the Optionee.  Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2008 Equity Incentive Plan (the "Plan").

1.           Grant of Option.  The Company hereby grants to Optionee an option (this "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice as Total Option Shares (collectively, the "Shares") at the Exercise Price Per Share (the "Exercise Price") set forth in the Notice, subject to the terms and conditions of this Agreement and the Plan.

2.           Vesting; Exercise Period.

2.1           Vesting of Shares.  This Option shall be exercisable as it vests, unless otherwise indicated in the Notice.  Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest and become exercisable pursuant to the vesting schedule specified in the Notice.   This Option shall cease to vest upon Optionee’s Termination and Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company’s Common Stock greater than the "Total Option Shares."

2.2           Vesting of Options.  Shares that are vested pursuant to the schedule set forth in the Notice are "Vested Shares."  Shares that are not vested pursuant to the schedule set forth in the Notice are "Unvested Shares."

2.3           Expiration.  This Option shall expire on the Expiration Date set forth in the Notice and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is terminated in accordance with the provisions of Section 3 hereof.

3.           Termination.

3.1           Termination for Any Reason Except Death, Disability or Cause.  If Optionee is Terminated for any reason except Optionee's Death, Disability or Cause, then this Option, to the extent (and only to the extent) that it is vested on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in no event later than the Expiration Date.

3.2           Termination Because of Death or Disability.  If Optionee is Terminated because of Death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Disability or Cause), then this Option, to the extent that it is vested on the Termination Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

3.3           Termination for Cause.  If Optionee is Terminated for Cause, this Option will expire on the Optionee’s date of Termination.

3.4           No Obligation to Employ.  Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

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4.           Manner of Exercise.

4.1           Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee's death, Optionee's legal representative or authorized assignee) must deliver to the Company an executed stock option exercise agreement in the form as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, inter alia, Optionee's election to exercise this Option, the number of shares being purchased, any restrictions imposed on the shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws.  If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

4.2           Limitations on Exercise.  This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as in effect on the date of exercise.  This Option may not be exercised for less than 100 Shares, unless it is exercised as to all Shares then exercisable.

4.3           Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased.  Payment may be in the form of cash (by check), or where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Optionee;

(b)
by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

(c)	by waiver of compensation due or accrued to Optionee for services rendered;

(d)
provided that a public market for the Company's stock exists:  (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer"), whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD Dealer, whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f)	by any combination of the foregoing.

4.4           Tax Withholding.  Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or provide for any applicable federal or state withholding obligations.  If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.  In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

4.5           Issuance of Shares.  Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares.

5.           Compliance with Laws and Regulations.  The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.  Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

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6.           Nontransferability of Option.  This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the legal representative or authorized assignee of Optionee.

7.           Tax Consequences.  Set forth below is a brief summary as of the date the Board adopted the Plan of some of the federal tax consequences of exercise of this Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

7.1           Exercise of Nonqualified Stock Option.  To the extent this Option does not qualify as an Incentive Stock Option, there may be a regular federal income tax liability upon the exercise of this Option.  Optionee will be treated as having received compensation (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.  The Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation at the time of exercise.

7.2           Disposition of Shares.  The following tax consequences may apply upon disposition of the Shares.

a.           Nonqualified Stock Options.  If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of a Non-Qualified Stock Option, any gain realized on disposition of the Shares will be treated as a long-term capital gain.

8.           Privileges of Stock Ownership.  Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9.           Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Compensation Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

10.           Entire Agreement.  The Plan is incorporated herein by reference.  This Agreement, the Notice, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

11.           Notices.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices.  Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Notice or to such other address as such party may designate in writing from time to time to the Company.  All notices shall be deemed to have been given or delivered upon:  personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

12.           Successors and Assigns.  The Company may assign any of its rights under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's legal representatives or authorized assignee.

13.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

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SILICON IMAGE, INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT
(For Non-U.S. Participants)

This Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant set forth in the Notice of Grant of Stock Options (the “Notice”) by and between Silicon Image, Inc., a Delaware corporation (the "Company"), and the Optionee.  Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2008 Equity Incentive Plan (the "Plan").

1.           Grant of Option.  The Company hereby grants to Optionee an option (this "Option") to purchase up to the total number of shares of Common Stock of the Company set forth in the Notice as Total Option Shares (collectively, the "Shares") at the Exercise Price Per Share (the "Exercise Price") set forth in the Notice, subject to the terms and conditions of this Agreement and the Plan.

2.           Vesting; Exercise Period.

2.1           Vesting of Shares.  This Option shall be exercisable as it vests, unless otherwise indicated in the Notice.  Subject to the terms and conditions of the Plan and this Agreement, this Option shall vest and become exercisable pursuant to the vesting schedule specified in the Notice.   This Option shall cease to vest upon Optionee’s Termination and Optionee shall in no event be entitled under this Option to purchase a number of shares of the Company’s Common Stock greater than the "Total Option Shares."

2.2           Vesting of Options.  Shares that are vested pursuant to the schedule set forth in the Notice are "Vested Shares."  Shares that are not vested pursuant to the schedule set forth in the Notice are "Unvested Shares."

2.3           Expiration.  This Option shall expire on the Expiration Date set forth in the Notice and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is terminated in accordance with the provisions of Section 3 hereof.

3.           Termination.

3.1           Termination for Any Reason Except Death, Disability or Cause.  If Optionee is Terminated for any reason except Optionee's Death, Disability or Cause, then this Option, to the extent (and only to the extent) that it is vested on the Termination Date, may be exercised by Optionee no later than three (3) months after the Termination Date, but in no event later than the Expiration Date.

3.2           Termination Because of Death or Disability.  If Optionee is Terminated because of Death or Disability of Optionee (or the Optionee dies within three (3) months after Termination other than for Disability or Cause), then this Option, to the extent that it is vested on the Termination Date, may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

3.3           Termination for Cause.  If Optionee is Terminated for Cause, this Option will expire on the Optionee’s date of Termination.

3.4           No Obligation to Employ.  Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

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4.           Certain Conditions of the Option.

4.1           Privileges of Stock Ownership.  Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

4.2           Compliance with Laws and Regulations.  Optionee agrees that the exercise of this Option and the issuance, transfer, assignment, sale, or other dealings of the Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of: (i) federal and state securities law, (ii) the laws, rules and regulations of the country of which Optionee is a resident (“Local Law”), and (iii) with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.  Furthermore, Optionee agrees that the Optionee will not acquire shares of Common Stock pursuant to the Option except in compliance with all aforementioned laws and requirements. Furthermore, Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

4.3           Employment Conditions.  In accepting the Option, the Optionee acknowledges that:

(a)
Any notice period mandated under Local Law shall not be treated as service for the purpose of determining the vesting of the Option; and the Optionee’s right to receive shares in settlement of the Option after Termination of service, if any, will be measured by the Termination Date of the Optionee’s active service and will not be extended by any notice period mandated under Local Law.  Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Optionee’s service has Terminated and the effective Termination Date.

(b)
The vesting of the Option shall cease upon, and no Shares shall become Vested Shares following, the Optionee’s Termination of service for any reason except as may be explicitly provided by the Plan or this Agreement.

(c)
The Plan is established voluntarily by the Company.  It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Agreement.

(d)
The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past.

(e)	All decisions with respect to future Option grants, if any, will be at the sole discretion of the Company.

(f)	The Optionee is voluntarily participating in the Plan.

(g)
The Option is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company (or any Parent or Subsidiary), and which is outside the scope of the Optionee’s employment contract, if any.

(h)
The Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(i)
In the event that the Optionee is not an employee of the Company, the Option grant will not be interpreted to form an employment contract or relationship with the Company; and furthermore the Option grant will not be interpreted to form an employment contract with any Parent or Subsidiary.

(j)
The future value of the underlying Shares is unknown and cannot be predicted with certainty.  If the Optionee obtains shares upon settlement of the Option, the value of those shares may increase or decrease.

(k)
No claim or entitlement to compensation or damages arises from Termination of the Option or diminution in value of the Option or shares acquired upon settlement of the Option resulting from Termination of the Optionee’s service (for any reason whether or not in breach of Local Law) and the Optionee irrevocably releases the Company and each Parent and Subsidiary from any such claim that may arise.  If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing this Agreement, the Optionee shall be deemed irrevocably to have waived the Optionee’s entitlement to pursue such a claim.

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5.           Manner of Exercise.

5.1           Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee's death, Optionee's legal representative or authorized assignee) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, inter alia, Optionee's election to exercise this Option, the number of shares being purchased, any restrictions imposed on the shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws.  If someone other than Optionee exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

5.2           Limitations on Exercise.  This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, and Local Law, as in effect on the date of exercise.  This Option may not be exercised for less than 100 Shares, unless it is exercised as to all Shares then exercisable.

5.3           Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased.  Payment may be in the form of cash (by check), or where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Optionee;

(b)
by surrender of shares of the Company's Common Stock that either: (1) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

(c)	by waiver of compensation due or accrued to Optionee for services rendered;

(d)
provided that a public market for the Company's stock exists:  (1) through a "same day sale" commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer"), whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and an NASD Dealer, whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(e)	by any combination of the foregoing.

5.4           Issuance of Shares.  Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares.

6.           Nontransferability of Option.  This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the legal representative or authorized assignee of Optionee.

7.           Tax Withholding.

7.1           In General.  Regardless of any action taken by the Company or of a Parent or Subsidiary of the Company with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding obligations (the “Tax Obligations”), the Optionee acknowledges that the ultimate liability for all Tax Obligations legally due by the Optionee is and remains the Optionee’s responsibility and that the Company (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Option, including the grant, vesting or settlement of the Option, the subsequent sale of shares acquired pursuant to such settlement, or the receipt of any dividends and (b) does not commit to structure the terms of the grant or any other aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Obligations.  The Optionee shall pay or make adequate arrangements satisfactory to the Company to satisfy all Tax Obligations of the Company at the time such Tax Obligations arise.  In this regard, the Optionee hereby authorizes withholding of all applicable Tax Obligations from payroll and any other amounts payable to the Optionee, and otherwise agrees to make adequate provision for withholding of all applicable Tax Obligations, if any, by the Company or of a Parent or Subsidiary of the Company which arise in connection with the Option.  Alternatively, or in addition, if permissible under applicable law, including Local Law, the Company may require the Optionee to satisfy the Tax Obligations through either or both of the methods described in Sections 7.2 and 7.3 below.  The Company shall have no obligation to process the settlement of the Option or to deliver shares of Common Stock until the Tax Obligations as described in this Section have been satisfied by the Optionee.

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7.2           Assignment of Sale Proceeds.  Subject to compliance with applicable law, including Local Law, and the Company’s Insider Trading Policy, the Company may, in its discretion, require the Optionee to satisfy all or any portion of the Tax Obligations in accordance with procedures established by the Company providing for delivery by the Optionee to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the Shares being acquired upon exercise of the Option.

7.3           Withholding in Shares.  The Company may, in its discretion, require the Optionee to satisfy all or any portion of the Tax Obligations by deducting from the shares of Common Stock otherwise deliverable to the Optionee in settlement of the Option a number of whole shares having a Fair Market Value, as determined by the Company as of the date on which the Tax Obligations arise, not in excess of the amount of such Tax Obligations determined by the applicable minimum statutory withholding rates.

8.           Data Privacy Consent

8.1           The Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Optionee’s  personal data as described in this document by and among the Company and each Parent and Subsidiary for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.

8.2           The Optionee understands that the Company (or any Parent or Subsidiary) holds certain personal information about the Optionee, including, but not limited to, the Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Options or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).  The Optionee understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Optionee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country.  The Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Optionee’s local human resources representative.  The Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Optionee may elect to deposit any shares acquired upon settlement of the Option.  The Optionee understands that Data will be held only as long as is necessary to implement, administer and manage the Optionee’s participation in the Plan.  The Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Optionee’s local human resources representative.  The Optionee understands, however, that refusing or withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan.  For more information on the consequences of the Optionee’s refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact the Optionee’s local human resources representative.

9.           Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Compensation Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

10.           Entire Agreement.  The Plan is incorporated herein by reference.  This Agreement, the Notice, the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

11.           Notices.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices.  Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Notice or to such other address as such party may designate in writing from time to time to the Company.  All notices shall be deemed to have been given or delivered upon:  personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

12.           Successors and Assigns.  The Company may assign any of its rights under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's legal representatives or authorized assignee.

13.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

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No. «Number»

SILICON IMAGE, INC.

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT
(For Non-Employee Directors)

This Stock Option Agreement (this "Agreement") is made and entered into as of the Date of Grant set forth below (the "Date of Grant") by and between Silicon Image, Inc., a Delaware corporation (the "Company"), and the Optionee named below ("Optionee").  Capitalized terms not defined herein shall have the meanings ascribed to them in the Company's 2008 Equity Incentive Plan (the "Plan").

Optionee:                                                          «Name»
Total Option Shares:                                          «Shares»
Exercise Price Per Share:                                «Price»
Date of Grant:                                                      «Date»
First Vest Date:                                                   «M_1st_vest»
Expiration Date:
Option will expire immediately on termination for cause, 3 months following termination for any other reason except death or disability, but in no event later than «Expire». (refer to Section 3 of this Stock Option Agreement)

Type of Stock Option:                                         Nonqualified Stock Option

1.           Grant of Option.  The Company hereby grants to Optionee an option (this "Option") to purchase up to the total number of shares of Common Stock of the Company set forth above as Total Option Shares (collectively, the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan.

2.           Vesting; Exercise Period.

2.1           Vesting of Shares.  Subject to the terms and conditions of the Plan and this Agreement, this Option shall become vested and exercisable with respect to one twenty-fourth (1/24) of the Shares each month following the date of grant until fully vested; provided, however, this Option shall become fully vested immediately prior to the consummation of a Corporate Transaction (as provided in Section 21.3 of the Plan).

2.2           Expiration.  This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3 hereof.

3.           Termination.  Except as provided below in this Section, this Option shall terminate and may not be exercised if Optionee ceases to be a member of the Board of Directors of the Company ("Board Member").  The date on which Optionee ceases to be a Board Member shall be referred to as the "Termination Date."

3.1           Termination for Any Reason Except Death, Disability or Cause.  If Optionee ceases to be a Board Member for any reason except death, Disability or Cause, then this Option may be exercised by Optionee no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

3.2           Termination Because of Death or Disability.  If Optionee ceases to be a Board Member due to Optionee's death or Disability (or dies within 3 months after Termination other than for Cause or because of Disability), then this Option may be exercised by Optionee (or Optionee's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

3.3           Termination for Cause.  If Optionee is Terminated for Cause, this Option will expire on the Optionee's date of termination.

4.           Manner of Exercise.

4.1           Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, inter alia, Optionee's election to exercise this Option, the number of shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws.  If someone other than Optionee exercises this Option, then such person must submit documentation, reasonably acceptable to the Company, establishing that such person has the right to exercise this Option.

4.2           Limitations on Exercise.  This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.  This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

4.3           Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Optionee;

(b)
by surrender of shares of the Company's Common Stock that  are clear of all liens, claims, encumbrances or security interests and either: (1) have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Optionee in the open public market;

(c)	by waiver of compensation due or accrued to Optionee for services rendered;

(d)
provided that a public market for the Company's stock exists:  (1) through a "same day sale" commitment from Optionee and a Company-designated broker-dealer (a " Dealer") whereby Optionee irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the Exercise Price and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Optionee and a Dealer whereby Optionee irrevocably elects to exercise this Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the Dealer in the amount of the Exercise Price, and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

(f)	by any combination of the foregoing.

4.4           Tax Withholding.  Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or provide for any applicable federal or state withholding obligations of the Company.  If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.  In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

4.5           Issuance of Shares.  Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee's authorized assignee, or Optionee's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5.           Compliance with Laws and Regulations.  The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.  Optionee understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

6.           Nontransferability of Option.  This Option may not be transferred in any manner other than under the terms and conditions of the Plan or by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee.  The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Optionee.

7.           Tax Consequences.  Set forth below is a brief summary as of the date the Board adopted the Plan of some of the federal tax consequences of exercise of this Option and disposition of the Shares.  THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE.  OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

7.1           Exercise of Nonqualified Stock Option.  There may be a regular federal income tax liability upon the exercise of this Option.  Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.  The Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

7.2           Disposition of Shares.  If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

8.           Privileges of Stock Ownership.  Optionee shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to Optionee.

9.           Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

10.           Entire Agreement.  The Plan is incorporated herein by reference.  This Agreement and the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

11.           Notices.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices.  Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company.  All notices shall be deemed to have been given or delivered upon:  personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile.

12.           Successors and Assigns.  The Company may assign any of its rights under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

13.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

14.           Acceptance.  Optionee hereby acknowledges receipt of a copy of the Plan and this Agreement.  Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement.  Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that the Company has advised Optionee to consult a tax advisor prior to such exercise or disposition.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Optionee has executed this Agreement in duplicate as of the Date of Grant.

SILICON IMAGE, INC.	OPTIONEE

Noland Granberry	«Name»
Chief Financial Officer

Silicon Image, Inc.
Notice of Grant of Stock Options	1140 East Arques Ave.
Sunnyvale, CA 94085

Optionee	Option Number:	«OPTION_NUMBER»
«FIRST_NAME» «LAST_NAME»		Plan:2008
	ID:	«EMPLOYEE_IDENTIFIER»

You have been granted an option to buy Silicon Image, Inc. (the “Company”) Common Stock.  The pertinent details of your stock option grant are outlined below:

Date of Grant:	«OPTION_DATE»
Total Option Shares:	«TOTAL_SHARES_GRANTED»
Exercise Price Per Share:	«OPTION_PRICE»
First Vest Date:	«VEST_DATE_PERIOD1»
Expiration Date:	Option will expire immediately on termination for cause, 3 months following termination for any reason except death or disability, but in no event later than «EXPIRE_DATE_PERIOD1».
(refer to Section 3 of the Stock Option Agreement)

Type of Stock Option:	Nonqualified Stock Option

Vesting and Exercise Period:
Provided that you have continuously provided services to the Company, or any Parent or Subsidiary (as those terms are defined in the Silicon Image, Inc. 2008 Equity Incentive Plan), this Option shall vest and become exercisable as follows:  25% of the shares shall vest on the First Vest Date; thereafter, this option shall become exercisable as to an additional 2.0833% of the shares on each monthly anniversary of the First Vest Date.

Acceptance:
Optionee hereby acknowledges receipt of a copy of the Silicon Image, Inc. 2008 Equity Incentive Plan (the “Plan”), Plan Prospectus and the Stock Option Agreement (the “Agreement”).  Please refer to the Plan and Plan Prospectus on our intranet website under the Finance Department/Stock Information tab.  The Agreement is the contract that fixes the terms of your option, including the purchase price and period over which your option can be exercised (purchased).  Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all terms and conditions of the Plan and the Agreement.  Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares, and that the Company has advised Optionee to consult a tax advisor prior to such exercise or disposition.

Please accept this Notice of Grant of Stock Options.  You are not obligated to purchase these shares; Silicon Image requires that the acceptance of this document be on file prior to purchase of the shares.

/s/ Camillo Martino
Silicon Image, Inc.
Camillo Martino, Chief Executive Officer

SILICON IMAGE, INC.
RESTRICTED STOCK UNITS AGREEMENT
(For U.S. Participants)

Silicon Image, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Notice”) to which this Restricted Stock Units Agreement (the “Award Agreement”) is attached an award consisting of Restricted Stock Units (the “Award” or “RSUs”) subject to the terms and conditions set forth in the Notice and this Award Agreement.  The Award has been granted pursuant to the Silicon Image, Inc. 2008 Equity Incentive Plan (the “Plan”), as amended to the Grant Date, the provisions of which are incorporated herein by reference.  By signing the Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Notice, this Award Agreement, the Plan and a prospectus for the Plan (the “Plan Prospectus”) in the form most recently prepared in connection with the registration with the Securities and Exchange Commission of Shares issuable pursuant to the Plan, (b) accepts the Award subject to all of the terms and conditions of the Notice, this Award Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee (the “Committee”) or by the Company’s Board of Directors (the “Board”) acting as the Committee (upon any questions arising under the Notice, this Award Agreement or the Plan.

1. Definitions and Construction.

1.1 Definitions.  Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Notice or the Plan.

1.2 Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Award Agreement.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. Administration.

All questions of interpretation concerning the Notice, this Award Agreement and the Plan shall be determined by the Committee or by the Board acting as the Committee.  All determinations by the Committee or the Board shall be final and binding upon all persons having an interest in the Award.  Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided that such officer has apparent authority with respect to such matter, right, obligation, or election.

3. The Award.

3.1 Grant of RSUs.  On the Grant Date, the Participant shall acquire, subject to the provisions of this Award Agreement, the Number of RSUs set forth in the Notice, subject to adjustment as provided in section 2.5 of the Plan.  Each RSU represents a right to receive on a date determined in accordance with the Notice and this Award Agreement one (1) Share.

3.2 No Monetary Payment Required.  The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the RSUs or Shares issued upon settlement of the RSUs, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company (or any Parent or Subsidiary) or for its benefit.  Notwithstanding the foregoing, if required by applicable corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to the Company (or any Parent or Subsidiary) or for its benefit having a value not less than the par value of the Shares issued upon settlement of the RSUs.  The Participant may also be subject to, where applicable, the methods of payment required by the Plan.

4. Vesting of RSUs.

Except as otherwise provided by this section, the RSUs shall vest and become Vested RSUs as provided in the Notice.  In the event that a Vesting Date as provided in the Notice (an “Original Vesting Date”) would occur on a date on which a sale by the Participant of the Shares to be issued in settlement of the RSUs becoming Vested RSUs on such Original Vesting Date would violate the Company’s written policy pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by directors, officers, employees or other service providers who may possess material, nonpublic information regarding the Company or its securities (the “Insider Trading Policy”), such Vesting Date, in the discretion of the Company, may be deferred until the first to occur of (a) the next business day on which a sale by the Participant of such Shares would not violate the Insider Trading Policy or (b) the later of (i) the last day of the calendar year in which the Original Vesting Date occurred or (ii) the last day of the Company’s taxable year in which the Original Vesting Date occurred.

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5. Company Reacquisition Right.

In the event that the Participant’s service Terminates for any reason or no reason, with or without Cause, the Participant shall forfeit and the Company shall automatically reacquire all RSUs which are not, as of the time of such Termination, Vested RSUs, and the Participant shall not be entitled to any payment therefor.

6. Settlement of the Award.

6.1 Issuance of Shares.  Subject to the provisions of section 6.3 below, the Company shall issue to the Participant on the Vesting Date with respect to each Vested RSU to be settled on such date one (1) Share.  Shares issued in settlement of Vested RSUs shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to section 6.3, section 7 or the Company’s Insider Trading Policy.

6.2 Beneficial Ownership of Shares; Certificate Registration.   The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with a broker selected by the Company and with which the Participant has an account relationship any or all Shares acquired by the Participant pursuant to the settlement of the Vested RSUs.  Except as provided by the preceding sentence, a certificate for the Shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

6.3 Restrictions on Grant of the Award and Issuance of Shares.  The grant of the Award and issuance of Shares upon settlement of the Vested RSUs shall be subject to compliance with all applicable requirements of federal, state law or foreign law with respect to such securities.  No Shares may be issued hereunder if the issuance of such Shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary for the lawful issuance of any Shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.  As a condition to the settlement of the Vested RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

6.4 Fractional Shares.  The Company shall not be required to issue fractional Shares upon the settlement of the Award.

7. Tax Withholding.

7.1 In General.  At the time the Notice is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the Award or the issuance of Shares in settlement thereof.  Alternatively, or in addition, if permissible under applicable law, the Company may require the Participant to satisfy such tax withholding obligations through either or both of the methods described in sections 7.2 and 7.3 below.  The Company shall have no obligation to process the settlement of the Award or to deliver Shares until the tax withholding obligations as described in this section have been satisfied by the Participant.

7.2 Assignment of Sale Proceeds.  Subject to compliance with applicable law and the Company’s Insider Trading Policy, the Company may, in its discretion, require the Participant to satisfy all or any portion of the tax withholding obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the Shares being acquired upon settlement of Vested RSUs.

7.3 Withholding in Shares.  The Company may, in its discretion, require the Participant to satisfy all or any portion of the tax withholding obligations by deducting from the Shares otherwise deliverable to the Participant in settlement of the Vested RSUs a number of whole Shares having a Fair Market Value, as determined by the Company as of the date on which the tax withholding obligations arise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates.

8. Compliance with Laws and Regulations

The vesting of the Award and the issuance and transfer of the Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange or market system on which the Company's common stock may be listed at the time of such issuance or transfer.  The Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange or market system to effect such compliance.
9. Rights as a Stockholder or Employee.

The Participant shall have no rights as a stockholder with respect to any Shares which may be issued in settlement of this Award until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued, except as provided in section 2.5 of the Plan.  If the Participant is an employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company or a Parent or Subsidiary and the Participant, the Participant’s employment is “at will” and is for no specified term.  Nothing in this Award Agreement shall confer upon the Participant any right to continue in service or interfere in any way with any right of the Company or any Parent or Subsidiary to Terminate the Participant’s service at any time.

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10. Legends.

The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing Shares issued pursuant to this Award Agreement.  The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this section.

11. Miscellaneous Provisions.

11.1 Termination or Amendment.  The Board may terminate or amend the Plan or this Award Agreement at any time; provided, however, that except as provided in section 21 of the Plan in connection with a corporate transaction, no such termination or amendment may adversely affect the Participant’s rights under this Award Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation.  No amendment or addition to this Award Agreement shall be effective unless in writing.

11.2 Nontransferability of the Award.  Prior the issuance of Shares on the applicable Vesting Date, neither this Award nor any RSUs subject to the Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

11.3 Further Instruments.  The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Award Agreement.

11.4 Binding Effect.  This Award Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

11.5 Delivery of Documents and Notices.  Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Award Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company or a Parent or Subsidiary, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Notice or at such other address as such party may designate in writing from time to time to the other party.

(a) Description of Electronic Delivery.  The Plan documents, which may include but do not necessarily include: the Plan, the Notice, this Award Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically.  In addition, the Participant may deliver electronically the Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) Consent to Electronic Delivery.  The Participant acknowledges that the Participant has read section 11.5(a) of this Award Agreement and consents to the electronic delivery of the Plan documents and Notice, as described in section 11.5(a).  The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing.  The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  The Participant may revoke his or her consent to the electronic delivery of documents described in section 11.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in section 11.5(a).

11.6 Integrated Agreement.  The Plan is incorporated herein by reference.  The Notice, this Award Agreement and the Plan shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties between the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein.  To the extent contemplated herein or therein, the provisions of the Notice and the Award Agreement shall survive any settlement of the Award and shall remain in full force and effect.

11.7 Applicable Law.  This Award Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

11.8 Interpretation. Any dispute regarding the interpretation of this Award Agreement shall be submitted by Participant or the Company to the Compensation Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

11.9 Counterparts.  The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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SILICON IMAGE, INC.
RESTRICTED STOCK UNITS AGREEMENT
(For Non-U.S. Participants)

Silicon Image, Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Notice”) to which this Restricted Stock Units Agreement (the “Award Agreement”) is attached an award consisting of Restricted Stock Units (the “Award” or “RSUs”) subject to the terms and conditions set forth in the Notice and this Award Agreement.  The Award has been granted pursuant to the Silicon Image, Inc. 2008 Equity Incentive Plan (the “Plan”), as amended to the Grant Date, the provisions of which are incorporated herein by reference.  By signing the Notice, the Participant: (a) acknowledges receipt of and represents that the Participant has read and is familiar with the Notice, this Award Agreement, the Plan and a prospectus for the Plan (the “Plan Prospectus”) in the form most recently prepared in connection with the registration with the Securities and Exchange Commission of Shares issuable pursuant to the Plan, (b) accepts the Award subject to all of the terms and conditions of the Notice, this Award Agreement and the Plan and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee (the “Committee”) or by the Company’s Board of Directors (the “Board”) acting as the Committee (upon any questions arising under the Notice, this Award Agreement or the Plan.

1. Definitions and Construction.

1.1 Definitions.  Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Notice or the Plan.

1.2 Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Award Agreement.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. Certain Conditions of the Award.

2.1 Compliance with Local Law.  The Participant agrees that the Participant will not acquire Shares pursuant to the Award or transfer, assign, sell or otherwise deal with such Shares except in compliance with Local Law.  Local Law refers to the laws, rules and regulations of the country of which the Participant is a resident.

2.2 Employment Conditions.  In accepting the Award, the Participant acknowledges that:

(a) Any notice period mandated under Local Law shall not be treated as service for the purpose of determining the vesting of the Award; and the Participant’s right to receive Shares in settlement of the Award after Termination of service, if any, will be measured by the date of Termination of the Participant’s active service and will not be extended by any notice period mandated under Local Law.  Subject to the foregoing and the provisions of the Plan, the Company, in its sole discretion, shall determine whether the Participant’s service has Terminated and the effective date of such Termination.

(b) The vesting of the Award shall cease upon, and no RSUs shall become Vested Shares following, the Participant’s Termination of service for any reason except as may be explicitly provided by the Plan or this Award Agreement.

(c) The Plan is established voluntarily by the Company.  It is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Award Agreement.

(d) The grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past.

(e) All decisions with respect to future Award grants, if any, will be at the sole discretion of the Company.

(f) The Participant’s participation in the Plan shall not create a right to further service with the Company (or any Parent or Subsidiary) and shall not interfere with the ability of the Company (or any Parent or Subsidiary) to Terminate the Participant’s service at any time, with or without Cause.

(g) The Participant is voluntarily participating in the Plan.

(h) The Award is an extraordinary item that does not constitute compensation of any kind for service of any kind rendered to the Company (or any Parent or Subsidiary), and which is outside the scope of the Participant’s employment contract, if any.

(i) The Award is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(j) In the event that the Participant is not an employee of the Company, the Award will not be interpreted to form an employment contract or relationship with the Company; and furthermore the Award will not be interpreted to form an employment contract with any Parent or Subsidiary.

(k) The future value of the underlying Shares is unknown and cannot be predicted with certainty.  If the Participant obtains Shares upon settlement of the Award, the value of those Shares may increase or decrease.

(l) No claim or entitlement to compensation or damages arises from termination of the Award or diminution in value of the Award or Shares acquired upon settlement of the Award resulting from Termination of the Participant’s service (for any reason whether or not in breach of Local Law) and the Participant irrevocably releases the Company and each Parent and Subsidiary from any such claim that may arise.  If, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen then, by signing the Notice and accepting this Award Agreement, the Participant shall be deemed irrevocably to have waived the Participant’s entitlement to pursue such a claim.

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2.3 Data Privacy Consent.

(a) The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in this document by and among the Company and each Parent and Subsidiary for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.

(b) The Participant understands that the Company (or any Parent or Subsidiary) holds certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all Awards or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).  The Participant understands that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country.  The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative.  The Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares acquired upon settlement of the Award.  The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan.  The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative.  The Participant understands, however, that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan.  For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the Participant’s local human resources representative.

3. Administration.

All questions of interpretation concerning the Notice, this Award Agreement and the Plan shall be determined by the Committee or by the Board acting as the Committee.  All determinations by the Committee or the Board shall be final and binding upon all persons having an interest in the Award.  Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided that such officer has apparent authority with respect to such matter, right, obligation, or election.

4. The Award.

4.1 Grant of RSUs.  On the Grant Date, the Participant shall acquire, subject to the provisions of this Award Agreement, the Number of RSUs set forth in the Notice, subject to adjustment as provided in section 2.2 of the Plan.  Each RSU represents a right to receive on a date determined in accordance with the Notice and this Award Agreement one (1) Share.

4.2 No Monetary Payment Required.  The Participant is not required to make any monetary payment (other than applicable tax withholding, if any) as a condition to receiving the RSUs or Shares issued upon settlement of the RSUs, the consideration for which shall be past services actually rendered and/or future services to be rendered to the Company (or any Parent or Subsidiary) or for its benefit.  Notwithstanding the foregoing, if required by applicable corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to the Company (or any Parent or Subsidiary) or for its benefit having a value not less than the par value of the Shares issued upon settlement of the RSUs.  The Participant may also be subject to, where applicable, the methods of payment required by the Plan.

5. Vesting of RSUs.

Except as otherwise provided by this section, the RSUs shall vest and become Vested RSUs as provided in the Notice.  In the event that a Vesting Date as provided in the Notice (an “Original Vesting Date”) would occur on a date on which a sale by the Participant of the Shares to be issued in settlement of the RSUs becoming Vested RSUs on such Original Vesting Date would violate the Company’s written policy pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by directors, officers, employees or other service providers who may possess material, nonpublic information regarding the Company or its securities (the “Insider Trading Policy”), such Vesting Date, in the discretion of the Company, may be deferred until the first to occur of (a) the next business day on which a sale by the Participant of such Shares would not violate the Insider Trading Policy or (b) the later of (i) the last day of the calendar year in which the Original Vesting Date occurred or (ii) the last day of the Company’s taxable year in which the Original Vesting Date occurred.

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6. Company Reacquisition Right.

In the event that the Participant’s service Terminates for any reason or no reason, with or without Cause, the Participant shall forfeit and the Company shall automatically reacquire all RSUs which are not, as of the time of such Termination, Vested RSUs, and the Participant shall not be entitled to any payment therefor.

7. Settlement of the Award.

7.1 Issuance of Shares.  Subject to the provisions of section 7.3 below, the Company shall issue to the Participant on the Vesting Date with respect to each Vested RSU to be settled on such date one (1) Share.  Shares issued in settlement of Vested RSUs shall not be subject to any restriction on transfer other than any such restriction as may be required pursuant to section 7.3, section 8 or the Company’s Insider Trading Policy.

7.2 Beneficial Ownership of Shares; Certificate Registration.   The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with a broker selected by the Company and with which the Participant has an account relationship any or all Shares acquired by the Participant pursuant to the settlement of the Vested RSUs.  Except as provided by the preceding sentence, a certificate for the Shares as to which the Award is settled shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

7.3 Restrictions on Grant of the Award and Issuance of Shares.  The grant of the Award and issuance of Shares upon settlement of the Vested RSUs shall be subject to compliance with all applicable requirements of U.S. federal and state law or Local Law with respect to such securities.  No Shares may be issued hereunder if the issuance of such Shares would constitute a violation of any applicable federal, state or foreign securities laws, including Local Law, or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary for the lawful issuance of any Shares subject to the Award shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.  As a condition to the settlement of the Vested RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

7.4 Fractional Shares.  The Company shall not be required to issue fractional Shares upon the settlement of the Award.

8. Tax Withholding.

8.1 In General.  Regardless of any action taken by the Company or any Parent or Subsidiary with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding obligations (the “Tax Obligations”), the Participant acknowledges that the ultimate liability for all Tax Obligations legally due by the Participant is and remains the Participant’s responsibility and that the Company (a) makes no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Award, including the grant, vesting or settlement of the Award, the subsequent sale of Shares acquired pursuant to such settlement, or the receipt of any dividends and (b) does not commit to structure the terms of the grant or any other aspect of the Award to reduce or eliminate the Participant’s liability for Tax Obligations.  The Participant shall pay or make adequate arrangements satisfactory to the Company to satisfy all Tax Obligations of the Company and any Parent or Subsidiary at the time such Tax Obligations arise.  In this regard, the Participant hereby authorizes withholding of all applicable Tax Obligations from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, withholding of all applicable Tax Obligations, if any, by the Company and each Parent or Subsidiary, which arise in connection with the Award.  Alternatively, or in addition, if permissible under applicable law, including Local Law, the Company may require the Participant to satisfy the Tax Obligations through either or both of the methods described in sections 8.2 and 8.3 below.  The Company shall have no obligation to process the settlement of the Award or to deliver Shares until the Tax Obligations as described in this section have been satisfied by the Participant.

8.2 Assignment of Sale Proceeds.  Subject to compliance with applicable law, including Local  Law, and the Company’s Insider Trading Policy, the Company may, in its discretion, require the Participant to satisfy all or any portion of the Tax Obligations in accordance with procedures established by the Company providing for delivery by the Participant to the Company or a broker approved by the Company of properly executed instructions, in a form approved by the Company, providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the Shares being acquired upon settlement of Vested RSUs.

8.3 Withholding in Shares.  The Company may, in its discretion, require the Participant to satisfy all or any portion of the Tax Obligations by deducting from the Shares otherwise deliverable to the Participant in settlement of the Vested RSUs a number of whole Shares having a Fair Market Value, as determined by the Company as of the date on which the Tax Obligations arise, not in excess of the amount of such Tax Obligations determined by the applicable minimum statutory withholding rates.

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9. Rights as a Stockholder or Employee.

The Participant shall have no rights as a stockholder with respect to any Shares which may be issued in settlement of this Award until the date of the issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such Shares are issued, except as provided in section 2.2 of the Plan.  If the Participant is an employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company or a Parent or Subsidiary and the Participant, the Participant’s employment is “at will” and is for no specified term.  Nothing in this Award Agreement shall confer upon the Participant any right to continue in service or interfere in any way with any right of the Company or any Parent or Subsidiary to Terminate the Participant’s service at any time.

10. Legends.

The Company may at any time place legends referencing any applicable federal, state or foreign securities law, including Local Law, restrictions on all certificates representing Shares issued pursuant to this Award Agreement.  The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to this Award in the possession of the Participant in order to carry out the provisions of this section.

11. Miscellaneous Provisions.

11.1 Termination or Amendment.  The Board may terminate or amend the Plan or this Award Agreement at any time; provided, however, that except as provided in section 19 of the Plan in connection with a corporate transaction, no such termination or amendment may adversely affect the Participant’s rights under this Award Agreement without the consent of the Participant unless such termination or amendment is necessary to comply with applicable law or government regulation.  No amendment or addition to this Award Agreement shall be effective unless in writing.

11.2 Nontransferability of the Award.  Prior the issuance of Shares on the applicable Vesting Date, neither this Award nor any RSUs subject to the Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to the Award shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative.

11.3 Further Instruments.  The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Award Agreement.

11.4 Binding Effect.  This Award Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.

11.5 Delivery of Documents and Notices.  Any document relating to participation in the Plan or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Award Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by the Company or a Parent or Subsidiary, or upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature to the Notice or at such other address as such party may designate in writing from time to time to the other party.

(a) Description of Electronic Delivery.  The Plan documents, which may include but do not necessarily include: the Plan, the Notice, this Award Agreement, the Plan Prospectus, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically.  In addition, the Participant may deliver electronically the Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

(b) Consent to Electronic Delivery.  The Participant acknowledges that the Participant has read section 11.5(a) of this Award Agreement and consents to the electronic delivery of the Plan documents and Notice, as described in section 11.5(a).  The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing.  The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  The Participant may revoke his or her consent to the electronic delivery of documents described in section 11.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in section 11.5(a).

11.6 Integrated Agreement.  The Plan is incorporated herein by reference.  The Notice, this Award Agreement and the Plan shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersedes any prior agreements, understandings, restrictions, representations, or warranties between the Participant and the Company with respect to such subject matter other than those as set forth or provided for herein or therein.  To the extent contemplated herein or therein, the provisions of the Notice and the Award Agreement shall survive any settlement of the Award and shall remain in full force and effect.

11.7 Applicable Law.  This Award Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

11.8 Counterparts.  The Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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SILICON IMAGE, INC.
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
(For U.S. Participants)

The Participant has been granted an award of Restricted Stock Units (the “Award” or “RSUs”) pursuant to the Silicon Image, Inc. 2008 Equity Incentive Plan, as amended to the Grant Date (the “Plan”), each of which represents the right to receive on the applicable Vesting Date one (1) Share, as follows:

Participant:	«FIRST_NAME» «LAST_NAME»	Employee ID:	«EMPLOYEE_IDENTIFIER»
Grant Date:	«OPTION_DATE»	Grant No.:	«OPTION_NUMBER»
Number of RSUs:	«TOTAL_SHARES_GRANTED» , subject to adjustment as provided by the Award Agreement.
Vesting Schedule:
Subject to Participant’s continued service to the Company or a Parent or Subsidiary of the Company through the applicable “Vesting Date”, RSUs shall vest, if at all, and become “Vested RSUs” on each applicable Vesting Date, as set forth in Exhibit A attached hereto, and on the terms and conditions of which are incorporated herein.

By their signatures below or by electronic acceptance or authentication in a form authorized by the Company, the Company and the Participant agree that the Award is governed by this Notice and by the provisions of the Plan and the Award Agreement, both of which are made a part of this document.  Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Award Agreement or the Plan.  The Participant acknowledges that copies of the Plan and the prospectus for the Plan are available on the Company’s internal web site under the Finance Department/Stock Information tab and may be viewed and printed by the Participant for attachment to the Participant’s copy of this Notice.  The Participant represents that the Participant has read and is familiar with the provisions of the Plan and the Award Agreement, and hereby accepts the Award subject to all of their terms and conditions.

SILICON IMAGE, INC.

By:           /s/ Camillo Martino
Its:           Chief Executive Officer

Address:               1140 East Arques Avenue
Sunnyvale, CA 94085, USA

ATTACHMENTS:	2008 Equity Incentive Plan, as amended to the Grant Date; Award Agreement and Plan Prospectus

EXHIBIT A

VESTING SCHEDULE
Time Based Awards

Vested RSUs:
Except as provided by the Award Agreement and provided that the Participant’s service has not Terminated prior to the relevant Vesting Date, the number of Vested RSUs shall cumulatively increase on each respective Vesting Date set forth below by the number of RSUs set forth opposite such date, as follows:

	Vesting Date	Number of Units Vesting
	«VEST_DATE_PERIOD1»	«SHARES_PERIOD1»
	«VEST_DATE_PERIOD2»	«SHARES_PERIOD2»
	«VEST_DATE_PERIOD3»	«SHARES_PERIOD3»
	«VEST_DATE_PERIOD4»	«SHARES_PERIOD4»